UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 8, 2008
KAISER ALUMINUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-52105 (Commission File Number)	94-3030279 (I.R.S. Employer Identification No.)

27422 Portola Parkway, Suite 350
Foothill Ranch, California		92610-2831
(Address of Principal Executive Offices)		(Zip Code)
(949) 614-1740
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On February 8, 2008, Kaiser Aluminum Corporation (the “Company”) issued a press release announcing that it will host a half-day Investor Meeting in New York on March 12, 2008. A copy of this press release is attached hereto as Exhibit 99.1.
The information contained in the press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to liability of that section. In addition, this information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in the filing.

Item 9.01.	Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit
Number	Description
99.1	Press Release dated February 8, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)
By:	/s/ John M. Donnan
John M. Donnan
Senior Vice President, Secretary and General Counsel

Date: February 8, 2008

Exhibit Index

Exhibit
Number	Description
99.1	Press Release dated February 8, 2008.